UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2013

CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (585) 678-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously disclosed, Constellation Brands, Inc. (“Constellation” or the “Company”), Anheuser-Busch InBev SA/NV (“ABI”) and Grupo Modelo, S.A.B. de C.V. (“Modelo”), have entered into agreements pursuant to which Constellation has agreed to acquire (i) Modelo’s 50% equity interest in Crown Imports LLC (“Crown”), a joint venture between Constellation and GModelo Corporation, a wholly-owned subsidiary of Modelo, (ii) all of the capital stock of Compañia Cervecera de Coahuila, S.A. de C.V. (the “Brewery Company”), which owns and operates Grupo Modelo’s Piedras Negras brewery located in Nava, Coahuila, Mexico (the “Brewery”), (iii) all of the capital stock of Servicios Modelo de Coahuila, S.A. de C.V., which provides personnel and services for the operation and maintenance of the Brewery (the “Brewery Services Company” and together with the Brewery Company, the “Brewery Companies”), and (iv) an irrevocable, fully-paid license to produce in Mexico (or worldwide under certain circumstances) and exclusively import, market and sell the Modelo Mexican beer brands currently sold by Crown in the U.S. and Guam and certain extensions through a sub-license agreement (collectively, the “Acquisitions”). The business of the Brewery Companies to be acquired by the Company is referred to as the “Piedras Negras Brewery Business”.

In this Current Report on Form 8-K, Constellation is providing the following financial information:

•

Audited Carve-Out Combined Financial Statements of the Piedras Negras Brewery Business as of December 31, 2012 and 2011 and as of January 1, 2011 and for the years ended December 31, 2012 and 2011; and

•

Unaudited Condensed Combined Consolidated Pro Forma Financial Statements of Constellation as of February 28, 2013 and for the twelve months then ended, which present the financial statements of Constellation after giving effect to the Acquisitions.

The Audited Carve-Out Combined Financial Statements of the Piedras Negras Brewery Business have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”). The Unaudited Condensed Combined Consolidated Pro Forma Financial Statements include a description of the significant differences between IFRS and US GAAP as they relate to the pro forma financial statements.

Completion of the Acquisitions is subject to the satisfaction of certain closing conditions and the consummation of certain transactions between ABI and Modelo and certain of its affiliates.

The process of valuing the tangible and intangible assets and liabilities of Crown and the Piedras Negras Brewery Business has not yet commenced. Accordingly, the purchase price adjustments included in the Unaudited Condensed Combined Consolidated Pro Forma Financial Statements are based on a number of assumptions as more fully described in the notes to the Unaudited Condensed Combined Consolidated Pro Forma Financial Statements. A determination of these fair values, which cannot be made prior to the completion of the Acquisitions, will include management’s consideration of a final valuation. This final valuation will be based on the actual net tangible and intangible assets of Crown and the Piedras Negras Brewery Business as acquired by the Company that exist as of the date of completion of each Acquisition. The process of valuing the tangible and intangible assets and liabilities of Crown and the Piedras Negras Brewery Business is preliminary and the actual amounts recorded following the completion of the Acquisitions may be materially different from the information presented in the Unaudited Condensed Combined Consolidated Pro Forma Financial Statements. Accordingly, as explained in more detail in the accompanying notes to the Unaudited Condensed Combined Consolidated Pro Forma Financial Statements, the unaudited condensed combined consolidated pro forma business combination adjustments reflected in the Unaudited Condensed Combined Consolidated Pro Forma Financial Statements of Constellation are subject to adjustment. Constellation expects that after the completion of the Acquisitions it will file, pursuant to Item 2.01 of Form 8-K, finalized pro forma financial information.

The information in this Current Report on Form 8-K (including the exhibits hereto) is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Exchange Act, or the Securities Act of 1933, as amended, only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements, including, without limitation statements regarding the completion of the Acquisitions. In addition to the risks and uncertainties of ordinary business operations, the forward-looking statements of Constellation contained in this Current Report are subject to a number of risks and uncertainties, including completion of the Acquisitions on the expected terms, the availability of financing necessary to complete the Acquisitions and the terms of such financing, the ability to realize the expected benefits of the Acquisitions, difficulties and delays in integrating the assets and businesses acquired in the Acquisitions, and other factors and uncertainties disclosed in Constellation’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended February 28, 2013, which could cause future performance to differ from current expectations.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers, S.C.

99.1	Audited Carve-Out Combined Financial Statements of the Piedras Negras Brewery Business as of December 31, 2012 and 2011 and as of January 1, 2011 and for the years ended December 31, 2012 and 2011

99.2	Unaudited Condensed Combined Consolidated Pro Forma Financial Statements of Constellation as of February 28, 2013 and for the twelve months then ended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2013	CONSTELLATION BRANDS, INC.

	By:	/s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(5)	OPINION REGARDING LEGALITY

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

(23.1)	Consent of PricewaterhouseCoopers, S.C.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	Audited Carve-Out Combined Financial Statements of the Piedras Negras Brewery Business as of December 31, 2012 and 2011 and as of January 1, 2011 and for the years ended December 31, 2012 and 2011

(99.2)	Unaudited Condensed Combined Consolidated Pro Forma Financial Statements of Constellation as of February 28, 2013 and for the twelve months then ended

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.